UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 3, 2012

Date of Report (Date of earliest event reported)

New Found Shrimp, Inc.

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-175692

 (Commission File Number)

20-8926549

 (IRS Employer Identification No.)

7830 Inishmore Drive, Indianapolis, Indiana 46214

 (Address of Principal Executive Offices and Zip Code)

317-652-3077

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 3 –

Item 3.02 Unregistered Sales of Equity Securities

On July 3, 2012, New Found Shrimp, Inc. (“NFDS” or the “Company”) issued to David R. Cupp one share of our Class A Convertible Preferred Stock (the “Preferred A Stock”) and two billion shares of our Common Stock.  Mr. Cupp was issued the common stock and the Preferred A Stock in connection with and as consideration for his agreement to continue as an officer and director for the Company. The certificate of designations for the Preferred A Stock provides that as a class it possesses a number of votes equal to seventy-five percent (75%) of all votes of capital stock of the Company that could be asserted in any matter put to a vote of the shareholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FOUND SHRIMP, INC.

By:

/s/:  David R. Cupp

David R. Cupp, Chief Executive Officer

DATED:  July 5, 2012

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